SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 27, 1996

                          CAI WIRELESS SYSTEMS, INC.


            (Exact name of registrant as specified in its charter)



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
     Connecticut                        0-22888                        06-1324691
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   (State or other                 (Commission File                   (IRS Employer
   jurisdiction of                      Number)                    Identification No.)
   incorporation)
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                  18 CORPORATE WOODS BLVD., ALBANY, NY       12211
              (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code    (518) 462-2632





         (Former name or former address, if changed since last report)









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
Item 5 - OTHER EVENTS

        NYNEX MMDS Company and MMDS Holdings, Inc. (the "BANX Affiliates") have elected to extend the option exercise period with respect to all option service areas set forth in the Business Relationship Agreement, dated as of March 28, 1995, as amended (the "BR Agreement"), among CAI and the BANX Affiliates to the second anniversary of the Stage II Closing Date, as defined in the BR Agreement.
















































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
                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        SIGNATURE                       TITLE                        DATE



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/S/ JAMES P. ASHMAN          Executive Vice President, Chief     September 27, 1996
    James P. Ashman          Financial Officer and Director
                              (Principal Financial Officer)

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